Employee Benefit Plans	12 Months Ended
Dec. 31, 2011
Employee Benefit Plans
Employee Benefit Plans

11.                               Employee Benefit Plans

The Spherix Incorporated 401(k) Retirement Plan (the “Plan”) is a discretionary defined contribution plan and covers substantially all employees who have attained the age of 21, have completed one year of service, and have worked a minimum of 1,000 hours in the past Plan or anniversary year.

Under provisions of the Plan, the Company, for any plan year, has contributed an amount equal to 50% of the participant’s contribution or 2½% of the participant’s eligible compensation, whichever is less.  The Company may, at its own discretion, make additional matching contributions to participants.  Company contributions, net of forfeitures, amounted to $18,000 in each of 2011 and 2010, respectively.